UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2007

Travelzoo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50171 (Commission File Number)	36-4415727 (I.R.S. Employer Identification Number)

590 Madison Avenue, 21st Floor, New York, New York 10022 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 521-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information contained in Item 5.02 hereto is hereby incorporated by reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)  On October 23, 2007, Travelzoo Inc. (the “Company”) announced the Board of Directors appointment of Max Rayner, 47, as Chief Information Officer effective as of November 5, 2007. Mr. Rayner will oversee the Company’s global IT function, including software development and information management. Mr. Rayner will report to the Company’s Chairman and CEO, Ralph Bartel.

Pursuant to the terms of the Employment Agreement, effective as of November 5, 2007, between Mr. Rayner and the Company, Mr. Rayner will (i) receive base salary at the annualized rate of $450,000 per year, (ii) be eligible to participate in the Company’s North America Executive Bonus Plan, (iii) be eligible to receive a discretionary bonus up to $50,000 per calendar quarter and (iv) be entitled to participate in or receive benefits under the Company’s employee benefit plans.

The term of the Employment Agreement is 19 months commencing on November 5, 2007 unless terminated earlier. Mr. Rayner will be entitled to receive severance payments under certain circumstances, including termination without cause or the failure by the Company to offer Mr. Rayner a comparable position following a change of control of the Company.

Prior to joining the Company, Mr. Rayner served as the executive vice president of products and services and chief information officer of SurfControl since 2005. From 2004 to 2005, Mr. Rayner was the vice president, systems architecture at Salesforce.com. From 1997 to 2004, Mr. Rayner held several positions at Sun Microsystems, including director, worldwide data centers & infrastructure.

The Company confirms the following:

a.	There is no family relationship between Mr. Rayner and any director or executive officer of the Company.

b.	There is no arrangement or understanding between Mr. Rayner and any other person pursuant to which he was appointed as Chief Information Officer.

c.	There are no transactions between Mr. Rayner and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Employment Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The description of the Employment Agreement contained herein is qualified in its entirety by the full text of such exhibit. A copy of the press release issued by the Company announcing Mr. Rayner’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)

Date: October 24, 2007	By:	/s/ Wayne Lee
Wayne Lee
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement, effective as of November 5, 2007, by and between Travelzoo Inc. and Max Rayner

99.1	Press Release dated October 23, 2007